FORM 8-K CURRENT REPORT
Item 5. Other Events
SIGNATURES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 25, 2002

Second Bancorp Incorporated (Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio	44482-1311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events

On January 24, 2002, the Company issued the following press release:

SECOND BANCORP REPORTS
SOLID FOURTH QUARTER, RECORD EARNINGS FOR 2001

Warren, Ohio, January 24, 2002—SECOND BANCORP INCORPORATED (Nasdaq “SECD”, “SECDP”) reported solid financial performance for the recently completed fourth quarter and record annual earnings for 2001. Net income for the quarter was $4,334,000 or $.43 per diluted share compared to $4,030,000 or $.40 per share for the same period last year. Excluding transaction costs associated with the Company’s October acquisition of Commerce Exchange Corporation, quarterly earnings would have been $4,532,000 ($.45 per diluted share), an increase of 12.5% over a year ago. For the full year, net income was a record $17,080,000 or $1.69 per diluted share compared to $6,134,000 or $.60 per share in 2000. Earnings for 2000 were adversely effected by a $9.02 million (after tax) restructuring charge taken in the third quarter of that year.

Key performance measures for the quarter and the year were generally improved over year-ago levels. Returns on average assets (ROA) for the quarter and the year were 1.03% and 1.08% respectively (compared to 1.05% and .39% a year ago) and returns on average equity (ROE) were 13.21% for the quarter and 13.77% for the full year (compared to 14.28% and 5.35% respectively in 2000). Excluding acquisition costs, ROA for the quarter and the full year would have been 1.08% and 1.09% respectively and ROE for the same periods would have been 13.81% and 13.93%. Net interest margin results were mixed finishing the quarter and year at 3.57% and 3.49% respectively compared to 3.65% and 3.46% for the same periods in 2000. The Company’s fourth quarter efficiency ratio improved minimally to 60.27% from 60.77% a year ago and was 58.78% for the full year, dramatically stronger than the 70.67% reported for 2000. The Company’s net overhead ratio was similarly improved to 1.49% for the quarter (from 1.81% last year) and 1.51% for the year (from 2.23% in 2000).

Second Bancorp Treasurer David L. Kellerman indicated “A couple of the Company’s key performance measures were adversely effected by market conditions during the year. Specifically, ROE for the quarter and the year was restrained by increases in balance sheet equity resulting from significant growth in unrecognized gains in the Company’s investment portfolio. Sluggishness in the Company’s net interest margin reflected, in part, the impact of the Federal Reserve’s successive interest rate reductions during 2001. Anticipated stabilization of rates in 2002 will stimulate margin growth this year.”

Excluding securities gains and trading results for each period, non-interest income for the quarter and for the year was $5.8 million and $18.9 million respectively, dramatic 55% and 71% improvements over year-ago results. The strength in non-interest income was primarily the result of robust secondary market and loan servicing activity in our core mortgage lending business and significant growth in deposit account service charges. Non-interest expenses, while climbing to $12 million for the fourth quarter, finished 2001 at $41.9 million, 5.1% lower than a year ago. The increase in fourth quarter expenses was lead by growth in salary and benefit costs. In large part, the higher costs were the result of (i) increased staffing in support of our mortgage loan business to keep pace with accelerating loan and loan servicing activity, (ii) payment of employee incentives tied to improved profitability and loan and fee business generation, and (iii) an unusually large volume of medical and hospital claims under the Company’s previously self-funded benefit plan.

Credit quality continues to be a focal point for the Company as recessionary pressures persist. The level of non-performing loans and net charge-offs trended upward during 2001 and were .94% of year-end loans and .47% of average loans for the year respectively. Second Bancorp’s loan loss reserve continues to provide adequate coverage for non-performing assets at 1.49% of total year-end loans, seven basis points higher than the reserve a year ago.

Second Bancorp President and Chief Executive Officer R. L. (Rick) Blossom stated “Second Bancorp and subsidiary Second National Bank have had a solid year marked by controlled costs, by growth in key businesses lines, especially those generating all-important fee income, and by consistently improving bottom-line earnings. Noteworthy among many positive developments during the year were the acquisition and successful integration of Commerce Exchange Corporation giving us greater access to the attractive suburban Cleveland market. Equally important were the performances of our mortgage loan and deposit generating lines of business. Flexibility and rapid response to changing market conditions allowed the Company’s mortgage loan department to recognize and seize opportunities presented by the falling interest rate environment that characterized 2001. Our line-of-business focus on deposits also helped to stabilize the Company’s net interest margin during the year and position it for future growth by simplifying product lines and shifting deposit generating initiatives to core deposit growth. These and other efforts have been recognized and rewarded by the securities market pushing the value of our common stock to $21.61 at year end, up nearly 50% over the course of the year.”

The Company also reported that its Board of Directors declared a seventeen cent ($.17) per share common dividend payable January 31, 2002 to shareholders of record on January 15. That dividend is unchanged from last quarter and is 6.25% higher than the dividend paid for the fourth quarter of 2000.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.7 billion financial holding company providing a full range of commercial and consumer banking, trust, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiary Second National Bank’s network of 37 retail banking centers.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

# # # # #

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	Dec. 2001	Sept. 2001	June 2001	March 2001	Dec. 2000

Earnings:
Net interest income	$13,503	$12,473	$12,298	$11,916	$12,708
Provision for loan losses	1,627	988	1,342	761	903
Non-interest income	5,845	4,420	4,630	3,972	3,776
Security gains (losses)	2	123	(12)	529	98
Trading account (losses) gains	0	(52)	13	58	10
Non-interest expense	12,001	10,082	9,805	10,051	10,345
Federal income taxes	1,388	1,493	1,524	1,475	1,314

Income before accounting change	4,334	4,401	4,258	4,188	4,030
Cumulative effect of accounting change, net of tax	0	0	0	(101)	0

Net income	$4,334	$4,401	$4,258	$4,087	$4,030

Per share:
Basic earnings before accounting	n/a	n/a	n/a	$0.42	n/a
change
Basic earnings	0.43	0.43	0.42	0.41	0.40
Diluted earnings before accounting change	n/a	n/a	n/a	0.42	n/a
Diluted earnings	0.43	0.43	0.42	0.41	0.40
Common dividends	0.17	0.17	0.17	0.17	0.16
Book value	12.90	13.04	12.29	12.20	11.65
Tangible book value	11.10	12.90	12.15	12.04	11.49
Market value	21.61	20.50	22.90	17.50	14.50

Weighted average shares outstanding:
Basic	9,988,137	10,033,365	10,007,904	10,020,097	10,050,177
Diluted	10,075,690	10,117,705	10,103,060	10,046,562	10,069,215

Period end balance sheet:
Assets	$1,680,356	$1,609,019	$1,578,370	$1,571,831	$1,546,290
Securities	417,496	407,004	380,262	377,323	382,098
Total loans	1,121,892	1,060,778	1,075,039	1,076,284	1,070,089
Reserve for loan losses	16,695	15,429	15,609	15,778	15,217
Deposits	1,123,131	1,057,291	1,059,758	1,061,556	1,036,135
Total shareholders’ equity	128,299	130,766	123,107	121,968	117,197
Tier I capital	137,395	149,171	119,857	117,497	115,315
Tier I ratio	11.3%	13.1%	10.4%	10.3%	10.3%
Total capital	152,550	163,385	134,302	131,768	129,366
Total capital ratio	12.6%	14.4%	11.6%	11.5%	11.5%
Total risk-adjusted assets	1,210,858	1,135,902	1,155,561	1,141,685	1,124,076
Tier I leverage ratio	8.2%	9.4%	7.6%	7.6%	7.5%
Average balance sheet:
Assets	$1,685,148	$1,582,934	$1,570,016	$1,544,368	$1,541,049
Earning assets	1,574,906	1,494,932	1,483,598	1,453,969	1,452,756
Loans	1,100,573	1,064,655	1,074,936	1,072,460	1,061,023
Deposits	1,109,855	1,061,537	1,063,415	1,046,349	1,053,740
Shareholders’ equity	131,262	126,950	121,840	118,879	112,892
Key ratios: (%) (1)
Return on average assets (ROA)	1.08	1.11	1.08	1.08	1.05
Return on average shareholders’ equity (ROE)	13.81	13.87	13.98	14.09	14.28
Net interest margin	3.57	3.49	3.47	3.43	3.65
Net overhead	1.49	1.53	1.39	1.66	1.81
Efficiency ratio	58.74	57.89	56.00	60.94	60.77
Credit quality:
Non-accrual loans	$5,004	$4,273	$4,666	$5,163	$4,699
Restructured loans	258	358	38	40	43
90 day past due and accruing	5,304	4,693	5,415	3,849	3,238

Non-performing loans	10,566	9,324	10,119	9,052	7,980
Other real estate owned	1,399	1,322	1,063	918	902

Non-performing assets	$11,965	$10,646	$11,182	$9,970	$8,882

Charge-offs	$2,458	$1,343	$1,808	$862	$939
Recoveries	219	175	297	662	213

Net charge-offs	$2,239	$1,168	$1,511	$200	$726

Reserve for loan losses as a percent of period-end loans (%)	1.49	1.45	1.45	1.47	1.42
Net charge-offs (annualized) as a percent of average loans (%)	0.81	0.44	0.56	0.07	0.27
Non-performing loans as a percent of loans	0.94	0.88	0.94	0.84	0.75
Non-performing assets as a percent of assets	0.71	0.66	0.71	0.63	0.57
(1)	Based on income before accounting change and excludes merger costs.

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Year-to-Date Data
(Dollars in thousands, except per share data)

	Dec. 2001	Sept. 2001	June 2001	March 2001	Dec. 2000

Earnings:
Net interest income	$50,190	$36,687	$24,214	$11,916	$49,377
Provision for loan losses	4,718	3,091	2,103	761	7,129
Non-interest income	18,867	13,022	8,602	3,972	11,009
Security gains (losses)	642	640	517	529	(2,399)
Trading account gains (losses)	19	19	71	58	(335)
Non-interest expense	41,939	29,938	19,856	10,051	44,213
Federal income taxes	5,880	4,492	2,999	1,475	176

Income before accounting change	17,181	12,847	8,446	4,188	6,134
Cumulative effect of accounting change, net of tax	(101)	(101)	(101)	(101)	0

Net income	$17,080	$12,746	$8,345	$4,087	$6,134

Per share:
Basic earnings before accounting change	$1.72	$1.28	$0.84	$0.42	n/a
Basic earnings	1.70	1.27	0.83	0.41	0.60
Diluted earnings before accounting change	1.71	1.27	0.84	0.42	n/a
Diluted earnings	1.69	1.26	0.83	0.41	0.60
Common dividends	0.68	0.51	0.34	0.17	0.64
Book value	12.90	13.04	12.29	12.20	11.65
Tangible book value	11.10	12.90	12.15	12.04	11.46
Market value	21.61	20.50	22.90	17.50	14.50

Weighted average shares outstanding:
Basic	10,013,068	10,021,471	10,013,966	10,020,097	10,247,025
Diluted	10,080,005	10,087,935	10,079,973	10,046,562	10,271,548

Period end balance sheet:
Assets	$1,680,356	$1,609,019	$1,578,370	$1,571,831	$1,546,290
Securities	417,496	407,004	380,262	377,323	382,098
Total loans	1,121,892	1,060,778	1,075,039	1,076,284	1,070,089
Reserve for loan losses	16,695	15,429	15,609	15,778	15,217
Deposits	1,123,131	1,057,291	1,059,758	1,061,556	1,036,135
Total shareholders’ equity	128,299	130,766	123,107	121,968	117,197
Tier I capital	137,395	149,171	119,857	117,497	115,315
Tier I ratio	11.3%	13.1%	10.4%	10.3%	10.3%
Total capital	152,550	163,385	134,302	131,768	129,366
Total capital ratio	12.6%	14.4%	11.6%	11.5%	11.5%
Total risk-adjusted assets	1,210,858	1,135,902	1,155,561	1,141,685	1,124,076
Tier I leverage ratio	8.2%	9.4%	7.6%	7.6%	7.5%

Average balance sheet:
Assets	$1,595,968	$1,565,914	$1,557,263	$1,544,368	$1,584,016
Earning assets	1,502,164	1,477,650	1,468,866	1,453,969	1,488,334
Loans	1,078,196	1,070,655	1,073,705	1,072,460	1,107,948
Deposits	1,070,439	1,057,156	1,054,929	1,046,349	1,091,441
Shareholders’ equity	124,773	122,586	120,368	118,879	114,652

Key ratios: (%) (1)
Return on average assets (ROA)	1.09	1.09	1.08	1.08	0.39
Return on average shareholders’ equity (ROE)	13.93	13.97	14.03	14.09	5.35
Net interest margin	3.49	3.47	3.45	3.43	3.46
Net overhead	1.51	1.52	1.52	1.66	2.23
Efficiency ratio	58.35	58.20	58.36	60.94	70.67

Credit quality:
Non-accrual loans	$5,004	$4,273	$4,666	$5,163	$4,699
Restructured loans	258	358	38	40	43
90 day past due and accruing	5,304	4,693	5,415	3,849	3,238

Non-performing loans	10,566	9,324	10,119	9,052	7,980
Other real estate owned	1,399	1,322	1,063	918	902

Non-performing assets	$11,965	$10,646	$11,182	$9,970	$8,882

Charge-offs	$6,471	$4,013	$2,670	$862	$4,059
Recoveries	1,353	1,134	959	662	978

Net charge-offs	$5,118	$2,879	$1,711	$200	$3,081

Reserve for loan losses as a percent of period-end loans (%)	1.49	1.45	1.45	1.47	1.42
Net charge-offs (annualized) as a percent of average loans (%)	0.47	0.36	0.32	0.07	0.28
Non-performing loans as a percent of loans	0.94	0.88	0.94	0.84	0.75
Non-performing assets as a percent of assets	0.71	0.66	0.71	0.63	0.57
(1)	Based on income before accounting change and excludes merger costs.

Second Bancorp Incorporated and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31

	2001	2001	2001	2001	2000

ASSETS
Cash and due from banks	$40,837	$32,441	$36,024	$36,937	$35,272
Federal funds sold and other temp. investments	24,016	51,233	27,979	25,451	0
Trading Account	0	0	0	238	328
Securities	417,496	407,004	380,262	377,323	382,098
Loans:
Commercial	508,579	425,149	434,416	432,633	421,229
Consumer	316,097	318,614	322,776	314,290	302,881
Real estate	297,216	317,015	317,847	329,361	345,979

Total loans	1,121,892	1,060,778	1,075,039	1,076,284	1,070,089
Less reserve for loan losses	16,695	15,429	15,609	15,778	15,217

Net loans	1,105,197	1,045,349	1,059,430	1,060,506	1,054,872
Premises and equipment	16,416	16,650	17,122	17,533	18,039
Accrued interest receivable	10,272	10,272	9,759	10,118	11,181
Goodwill and intangible assets	26,578	8,328	7,547	6,157	6,038
Other assets	39,544	37,742	40,247	37,568	38,462

Total assets	$1,680,356	$1,609,019	$1,578,370	$1,571,831	$1,546,290

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$144,953	$111,539	$109,477	$105,920	$110,045
Demand — interest bearing	105,221	94,831	90,077	86,124	87,268
Savings	276,628	234,601	234,314	239,661	246,056
Time deposits	596,329	616,320	625,890	629,851	592,766

Total deposits	1,123,131	1,057,291	1,059,758	1,061,556	1,036,135
Federal funds purchased and securities sold under agreements to repurchase	107,279	110,071	117,275	119,684	129,895
Note payable	0	0	1,000	1,000	1,000
Other borrowed funds	5,853	5,745	4,981	46	2,163
Accrued expenses and other liabilities	10,200	11,185	10,802	10,986	8,167
Federal Home Loan Bank advances	275,152	267,301	261,447	256,591	251,733
Corporation-obligated manditorily redeemable capital securities of subsidiary trust	30,442	26,660	0	0	0

Total liabilities	1,552,057	1,478,253	1,455,263	1,449,863	1,429,093
Shareholders’ equity:
Common stock, no par value; 30,000,000 shares authorized;	37,453	37,424	37,166	36,953	36,935
Treasury stock	(16,798)	(15,072)	(14,740)	(14,740)	(13,947)
Other comprehensive income	3,434	6,850	1,810	2,950	281
Retained earnings	104,210	101,564	98,871	96,805	93,928

Total shareholders’ equity	128,299	130,766	123,107	121,968	117,197

Total liabilities and shareholders’ equity	$1,680,356	$1,609,019	$1,578,370	$1,571,831	$1,546,290

Miscellaneous data:
Common shares issued	10,832,810	10,828,310	10,802,510	10,785,760	10,787,310
Treasury shares	883,494	801,512	785,000	785,000	730,200
Bank owned life insurance (in other assets)	$31,449	$31,041	$30,645	$30,270	$29,895
Loans serviced for others	$812,774	$652,337	$565,944	$487,253	$472,120
Mortgage servicing rights	$8,313	$6,560	$5,688	$4,261	$4,065
Goodwill	14,645	1,014	1,061	1,107	1,154
Other intangibles	3,620	754	798	789	819

Total goodwill and intangibles assets	$26,578	$8,328	$7,547	$6,157	$6,038

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	Dec. 2001	Sept. 2001	June 2001	March 2001	Dec. 2000

INTEREST INCOME
Loans (including fees):
Taxable	$20,764	$21,015	$21,751	$22,101	$23,029
Exempt from federal income taxes	257	268	279	288	276
Securities:
Taxable	5,716	5,471	5,302	5,125	5,581
Exempt from federal income taxes	789	800	775	773	773
Federal funds sold and other temp. investments	268	326	298	191	131

Total interest income	27,794	27,880	28,405	28,478	29,790
INTEREST EXPENSE
Deposits	8,882	10,467	11,192	11,469	11,829
Federal funds purchased and securities sold under agreements to repurchase	727	937	1,053	1,187	1,560
Note Payable	0	13	16	18	6
Other borrowed funds	15	23	15	37	25
Federal Home Loan Bank advances	3,939	3,946	3,831	3,851	3,662
Corporation-obligated manditorily redeemable capital securities of subsidiary trust	728	21	0	0	0

Total interest expense	14,291	15,407	16,107	16,562	17,082

Net interest income	13,503	12,473	12,298	11,916	12,708
Provision for loan losses	1,627	988	1,342	761	903

Net interest income after provision for loan losses	11,876	11,485	10,956	11,155	11,805
NON-INTEREST INCOME
Service charges on deposit accounts	1,424	1,344	1,273	1,261	1,110
Trust fees	604	761	749	756	1,012
Gain on sale of loans	2,531	1,394	1,106	783	490
Trading account (losses) gains	0	(52)	13	58	10
Security gains (losses)	2	123	(12)	529	98
Other operating income	1,286	921	1,502	1,172	1,164

Total non-interest income	5,847	4,491	4,631	4,559	3,884

NON-INTEREST EXPENSE
Salaries and employee benefits	5,941	5,313	5,096	5,194	4,891
Net occupancy	1,084	1,001	1,062	1,116	1,040
Equipment	883	1,038	921	1,049	995
Professional services	716	320	397	343	651
Assessment on deposits and other taxes	321	415	405	401	423
Amortization of goodwill and other intangibles	135	81	80	81	108
Merger costs	305	0	0	0	0
Other operating expenses	2,616	1,914	1,844	1,867	2,237

Total non-interest expense	12,001	10,082	9,805	10,051	10,345

Income before federal income taxes	5,722	5,894	5,782	5,663	5,344
Income tax expense	1,388	1,493	1,524	1,475	1,314

Income before accounting change	4,334	4,401	4,258	4,188	4,030
Cumulative effect of accounting change, net of tax	—	—	—	(101)	—

Net income	$4,334	$4,401	$4,258	$4,087	$4,030

NET INCOME PER COMMON SHARE:
Basic before accounting change	$0.43	$0.44	$0.42	$0.42	$0.40
Basic	$0.43	$0.44	$0.42	$0.41	$0.40
Diluted before accounting change	$0.43	$0.43	$0.42	$0.42	$0.40
Diluted	$0.43	$0.43	$0.42	$0.41	$0.40
Weighted average common shares outstanding:
Basic	9,988,137	10,033,365	10,007,904	10,020,097	10,050,177
Diluted	10,075,690	10,117,705	10,103,060	10,046,562	10,069,215
Note: Fully taxable equivalent adjustment	$563	$575	$568	$571	$540

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Year-to-Date Data
(Dollars in thousands, except per share data)

	Dec. 2001	Sept. 2001	June 2001	March 2001	Dec. 2000

INTEREST INCOME
Loans (including fees):
Taxable	$85,631	$64,867	$43,852	$22,101	$90,819
Exempt from federal income taxes	1,092	835	567	288	1,014
Securities:
Taxable	21,614	15,898	10,427	5,125	20,970
Exempt from federal income taxes	3,137	2,348	1,548	773	3,209
Federal funds sold and other temp. investments	1,083	815	489	191	286

Total interest income	112,557	84,763	56,883	28,478	116,298

INTEREST EXPENSE
Deposits	42,010	33,128	22,661	11,469	46,236
Federal funds purchased and securities sold under agreements to repurchase	3,904	3,177	2,240	1,187	5,540
Note Payable	47	47	34	18	25
Other borrowed funds	90	75	52	37	172
Federal Home Loan Bank advances	15,567	11,628	7,682	3,851	14,948
Corporation-obligated manditorily redeemable capital securities of subsidiary trust	749	21	0	0	0

Total interest expense	62,367	48,076	32,669	16,562	66,921

Net interest income	50,190	36,687	24,214	11,916	49,377
Provision for loan losses	4,718	3,091	2,103	761	7,129

Net interest income after provision for loan losses	45,472	33,596	22,111	11,155	42,248

NON-INTEREST INCOME
Service charges on deposit accounts	5,302	3,878	2,534	1,261	4,406
Trust fees	2,870	2,266	1,505	756	3,898
Gain (loss) on sale of loans	5,814	3,283	1,889	783	(2,001)
Trading account gains (losses)	19	19	71	58	(335)
Security gains (losses)	642	640	517	529	(2,399)
Other operating income	4,881	3,595	2,674	1,172	4,706

Total non-interest income	19,528	13,681	9,190	4,559	8,275

NON-INTEREST EXPENSE
Salaries and employee benefits	21,544	15,603	10,290	5,194	20,817
Net occupancy	4,263	3,179	2,178	1,116	4,191
Equipment	3,891	3,008	1,970	1,049	3,985
Professional services	1,776	1,060	740	343	3,476
Assessment on deposits and other taxes	1,542	1,221	806	401	1,684
Amortization of goodwill and other intangibles	377	242	161	81	555
Merger costs	305	0	0	0	0
Other operating expenses	8,241	5,625	3,711	1,867	9,505

Total non-interest expense	41,939	29,938	19,856	10,051	44,213

Income before federal income taxes	23,061	17,339	11,445	5,663	6,310
Income tax expense	5,880	4,492	2,999	1,475	176

Income before accounting change	17,181	12,847	8,446	4,188	6,134
Cumulative effect of accounting change, net of tax	(101)	(101)	(101)	(101)	—

Net income	$17,080	$12,746	$8,345	$4,087	$6,134

NET INCOME PER COMMON SHARE:
Basic before accounting change	$1.72	$1.28	$0.84	$0.42	$0.60
Basic	$1.70	$1.27	$0.83	$0.41	$0.60
Diluted before accounting change	$1.71	$1.27	$0.84	$0.42	$0.60
Diluted	$1.69	$1.26	$0.83	$0.41	$0.60
Weighted average common shares outstanding:
Basic	10,013,068	10,021,471	10,013,966	10,020,097	10,247,025
Diluted	10,080,005	10,087,935	10,079,973	10,046,562	10,271,548
Note: Fully taxable equivalent
adjustment	$2,277	$1,714	$1,139	$571	$2,175

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

ASSETS	Dec. 2001	Sept. 2001	June 2001	March 2001	Dec. 2000

Cash and demand balances due from banks	$44,615	$32,340	$30,980	$33,942	$31,139
Federal funds sold and other temp. investments	47,585	37,091	27,222	12,146	7,979
Trading Account	99	52	141	165	161
Securities	426,649	393,134	381,299	369,198	383,593
Loans:
Commercial	492,110	427,029	434,445	425,127	419,442
Consumer	316,100	319,838	318,937	309,135	295,209
Real estate	292,363	317,788	321,554	338,198	346,372

Total loans	1,100,573	1,064,655	1,074,936	1,072,460	1,061,023
Reserve for loan losses	16,747	15,464	15,743	15,594	15,129

Net loans	1,083,826	1,049,191	1,059,193	1,056,866	1,045,894

Premises and equipment	16,716	17,061	17,448	17,923	17,867
Goodwill and intangible assets	20,309	7,985	6,471	6,067	6,111
Other	45,349	46,080	47,262	48,061	48,305

Total assets	$1,685,148	$1,582,934	$1,570,016	$1,544,368	$1,541,049

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Demand deposits (non-interest bearing)	$134,160	$111,635	$110,124	$107,260	$110,053
Demand deposits (interest bearing)	99,783	90,783	88,920	83,381	83,694
Savings	259,322	232,661	234,781	242,120	252,990
Time deposits	616,590	626,458	629,590	613,588	607,003

Total deposits	1,109,855	1,061,537	1,063,415	1,046,349	1,053,740
Federal funds purchased and securities sold under agreements to repurchase	130,769	112,029	111,816	109,724	126,942
Note payable	0	967	1,000	1,000	292
Borrowed funds	2,928	2,240	1,554	2,230	1,251
Accrued expenses and other liabilities	10,794	10,601	10,223	9,002	6,630
Federal Home Loan Bank advances	269,600	267,744	260,168	257,184	239,302
Corporation-obligated manditorily redeemable capital securities of subsidiary trust	29,940	866	0	0	0

Total liabilities	1,553,886	1,455,984	1,448,176	1,425,489	1,428,157
Shareholders’ equity:
Common stock	37,438	37,331	37,046	36,945	36,936
Treasury shares	(15,924)	(14,814)	(14,739)	(14,465)	(13,174)
Other comprehensive income	7,312	4,548	2,364	1,493	(3,268)
Retained earnings	102,436	99,885	97,169	94,906	92,398

Total shareholders’ equity	131,262	126,950	121,840	118,879	112,892

Total liabilities and shareholders’ equity	$1,685,148	$1,582,934	$1,570,016	$1,544,368	$1,541,049

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Year-to-date period ended:
(Dollars in Thousands)

ASSETS	Dec. 2001	Sept. 2001	June 2001	March 2001	Dec. 2000

Cash and demand balances due from banks	$35,490	$32,415	$32,453	$33,942	$33,787
Federal funds sold	31,125	25,578	19,726	12,146	4,682
Trading Account	114	119	153	165	754
Securities	392,729	381,298	375,282	369,198	374,950
Loans:
Commercial	444,813	428,874	429,812	425,127	408,163
Consumer	316,032	316,009	314,063	309,135	258,847
Real estate	317,351	325,772	329,830	338,198	440,938

Total loans	1,078,196	1,070,655	1,073,705	1,072,460	1,107,948
Reserve for loan losses	15,889	15,600	15,669	15,594	12,398

Net loans	1,062,307	1,055,055	1,058,036	1,056,866	1,095,550

Premises and equipment	17,283	17,474	17,684	17,923	18,272
Goodwill and intangible assets	10,241	6,848	6,270	6,067	5,739
Other	46,679	47,127	47,659	48,061	50,282

Total assets	$1,595,968	$1,565,914	$1,557,263	$1,544,368	$1,584,016

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Demand deposits (non-interest bearing)	$115,857	$109,689	$108,700	$107,260	$112,185
Demand deposits (interest bearing)	90,762	87,722	86,166	83,381	86,818
Savings	242,242	236,486	238,430	242,120	266,863
Time deposits	621,578	623,259	621,633	613,588	625,575

Total deposits	1,070,439	1,057,156	1,054,929	1,046,349	1,091,441
Federal funds purchased and securities sold under agreements to repurchase	116,131	111,198	110,776	109,724	118,070
Note payable	740	989	1,000	1,000	292
Borrowed funds	2,240	2,008	1,890	2,230	2,532
Accrued expenses and other liabilities	10,161	9,948	9,616	9,002	8,381
Federal Home Loan Bank advances	263,719	261,737	258,684	257,184	248,648
Corporation-obligated manditorily redeemable capital securities of subsidiary trust	7,765	292	0	0	0

Total liabilities	1,471,195	1,443,328	1,436,895	1,425,489	1,469,364
Shareholders’ equity:
Common stock	37,192	37,109	36,996	36,945	36,957
Treasury shares	(14,989)	(14,674)	(14,603)	(14,465)	(10,878)
Net unrealized holding gains	3,947	2,813	1,931	1,493	(7,354)
Retained earnings	98,623	97,338	96,044	94,906	95,927

Total shareholders’ equity	124,773	122,586	120,368	118,879	114,652

Total liabilities and shareholders’ equity	$1,595,968	$1,565,914	$1,557,263	$1,544,368	$1,584,016

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: January 25, 2002	/s/ David L. Kellerman David L. Kellerman, Treasurer